Exhibit 99.1

NASDAQ: INM 1800 – 510 West Georgia St. Vancouver, BC, Canada V6B 0M3 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Announces Results of 2026 Annual General and Special Meeting, Approval of Corporate Name Change and Completion of Share Consolidation

Vancouver, British Columbia – November 4, 2026. InMed Pharmaceuticals Inc. (now Mentari Therapeutics, Inc.) (NASDAQ: INM) (the “Company”), a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, confirmed that, at its annual general and special meeting of shareholders held today (the “Meeting”), the matters put forward before shareholders for consideration and approval, as set out in the Company’s proxy statement/prospectus and management information circular dated October 1, 2026 (the “Circular”), were voted upon by the Company’s shareholders. A total of 3,630,088 common shares of the Company (each, a “Common Share”), representing approximately 66.08% of the Company’s 5,493,735 issued and outstanding common shares, were represented in person or by proxy at the Meeting.

Each item of business voted on at the Meeting was approved by the shareholders. The voting results for each item of business are set out below.

Further, the Company is also pleased to announce that, following the Meeting, it has completed the previously announced consolidation of its Common Shares on the basis of one (1) post-consolidation Common Share for each ten (10) pre-consolidation Common Shares (the “Consolidation”). Per the requirements of the Business Corporations Act (British Columbia) (the “BCBCA”), if, as a result of the Consolidation, a shareholder became entitled to a fractional share, such fractional share was rounded up to the nearest whole number if 0.5 or greater and down to the nearest whole number if less than 0.5, and no cash or other consideration was paid in respect of rounding. As of November 4, 2026, immediately prior to the completion of the Consolidation, there were 5,493,735 Common Shares issued and outstanding in the capital of the Company. Following the completion of the Consolidation, there were approximately 549,374 Common Shares issued and outstanding. As a result of the Consolidation, proportionate adjustments were made to the per share exercise price and the number of Common Shares issuable upon the exercise of all outstanding stock options and warrants of the Company, and the number of Common Shares reserved for issuance under the Company’s existing equity incentive plan was reduced proportionately.

Effective at the commencement of trading on November 5, 2026, the Common Shares are expected to begin trading on The Nasdaq Capital Market (“Nasdaq”) on a post-Consolidation basis under the Company’s existing symbol “INM”, with a new CUSIP number of 457637809 and a new ISIN number of CA4576378091.

The Company is also pleased to announce that, as contemplated by the Merger Agreement (as defined below), the Company has legally changed its name to Mentari Therapeutics, Inc., effective today.

In connection with the Merger (as defined below) and pursuant to a contingent value rights agreement to be entered into on or prior to the closing date of the Merger (the “CVR Agreement”), the Company expects to issue to shareholders of record as of the close of business on November 5, 2026 (the “CVR Distribution Record Date”) one contingent value right (each, a “CVR”) for each outstanding Common Share held by such shareholder as of the CVR Distribution Record Date on a post-Consolidation basis, with each CVR representing the right to receive contingent payments upon the occurrence of certain events set forth in, and subject to and in accordance with the terms of, the CVR Agreement. Investors who purchase Common Shares on Thursday, November 5, 2026 are not expected to be holders of record as of the CVR Distribution Record Date. Common Shares to be issued in connection with the surrender of outstanding in-the-money stock options of the Company, as contemplated in connection with the Merger, will not entail any corresponding CVR entitlement.

Proposal No. 1 - Nasdaq Share Issuance Proposal

FOR		AGAINST		ABSTAIN
Number	Percentage	Number	Percentage	Number	Percentage
2,615,030	97.295%	13,420	0.499%	59,288	2.206%

The approval of the Nasdaq Share Issuance Proposal approved (i) the issuance of Common Shares (including Common Shares issuable upon conversion of the Series A Non-Voting Preferred Shares of the Company), which will represent more than 20% of the Common Shares outstanding immediately prior to the First Merger (as defined below), to stockholders of Mentari Therapeutics, Inc., a Delaware corporation (“Mentari”), pursuant to the agreement and plan of merger and reorganization dated May 19, 2026 (as amended, the “Merger Agreement”), among the Company, Mentari, Indigo Merger Sub Corp. (“First Merger Sub”) and Indigo Merger Sub II, LLC (“Second Merger Sub”), whereby, among other things, (A) First Merger Sub will merge with and into Mentari, with Mentari continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “First Merger”), and (B) Mentari will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of the Company (together with the First Merger, the “Merger”); and (ii) the change of control of the Company resulting from the First Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

Proposal No. 2 - Return of Capital Proposal

FOR		AGAINST		ABSTAIN
Number	Percentage	Number	Percentage	Number	Percentage
2,615,290	97.304%	13,090	0.487%	59,358	2.208%

The approval of the Return of Capital Proposal approved, via special resolution, one or more reductions of the capital of the Company in respect of the Common Shares (and, in the case of an InMed Legacy Transaction Distribution (as defined in the Circular), the InMed Preferred Shares (as defined in the Circular), if applicable) in connection with the distributions to the Company’s shareholders contemplated by the Merger Agreement.

Proposal No. 3 - Redomestication Proposal

FOR		AGAINST		ABSTAIN
Number	Percentage	Number	Percentage	Number	Percentage
2,387,379	88.825%	240,296	8.940%	60,063	2.235%

The approval of the Redomestication Proposal approved, via special resolution, the redomestication of the Company from British Columbia, Canada to the State of Nevada by continuation out of British Columbia under British Columbia law and domestication under Nevada law.

Proposal No. 4 - Stock Plan Proposal

FOR		AGAINST		ABSTAIN
Number	Percentage	Number	Percentage	Number	Percentage
2,381,747	88.615%	245,657	9.140%	60,334	2.245%

The approval of the Stock Plan Proposal approved the Mentari Therapeutics, Inc. 2026 Stock Incentive Plan.

Proposal No. 5 - ESPP Proposal

FOR		AGAINST		ABSTAIN
Number	Percentage	Number	Percentage	Number	Percentage
2,607,257	97.006%	21,352	0.794%	59,129	2.200%

The approval of the ESPP Proposal approved the Mentari Therapeutics, Inc. 2026 Employee Stock Purchase Plan.

Proposal No. 6 - Merger Compensation Proposal

FOR		AGAINST		ABSTAIN
Number	Percentage	Number	Percentage	Number	Percentage
2,605,280	96.932%	22,311	0.830%	60,147	2.238%

The approval of the Merger Compensation Proposal approved, on an advisory basis, certain compensation arrangements for the Company’s named executive officers that are based on or otherwise relate to the Merger.

Proposal No. 7 - Financial Statements Proposal

The audited consolidated financial statements of the Company, together with the auditor’s report thereon, for the fiscal year ended June 30, 2026, were received by the shareholders of the Company.

Proposal No. 8 - Director Election Proposal

Director	Votes For		Withheld Votes
	Number	Percentage	Number	Percentage
Andrew Hull	2,613,186	97.226%	74,552	2.774%
Nicole Lemerond	2,399,806	89.287%	287,932	10.713%
Neil Klompas	2,616,039	97.332%	71,699	2.668%
John Bathery	2,616,259	97.341%	71,479	2.659%
Eric A. Adams	2,613,397	97.234%	74,341	2.766%

Each of the director nominees listed above was elected as a director of the Company to hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed, unless such office is earlier vacated or such director becomes disqualified; provided that, the board of directors of the Company will be reconstituted upon completion of the Merger in accordance with the Merger Agreement.

Proposal No. 9 - Auditor Proposal

FOR		WITHHOLD
Number	Percentage	Number	Percentage
3,482,806	95.943%	147,282	4.057%

Shareholders voted to re-appoint CBIZ CPAs P.C. as the Company’s auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors; provided that, Ernst & Young, LLP is expected to be appointed for such year if the Merger is consummated.

Proposal No. 10 - Adjournment Proposal

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary, to solicit additional proxies if there is not a sufficient number of votes in favor of the Nasdaq Share Issuance Proposal. As there were sufficient votes to approve the Nasdaq Share Issuance Proposal, an adjournment of the Meeting was determined not to be necessary.

In connection with the Meeting, the Company has filed, or will file, a report of voting results on SEDAR+ at www.sedarplus.ca.

About the Merger

Consummation of the Merger is subject to the satisfaction or waiver of each of the other closing conditions set forth in the Merger Agreement. For a more complete description of the closing conditions under the Merger Agreement, please see the section titled “The Merger Agreement — Conditions to the Completion of the Merger” beginning on page 214 of the Circular.

About the Company:

The Company is a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. The Company’s pipeline consists of three separate programs in the treatment of Alzheimer’s, ocular and dermatological indications. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1 604 416 0999

E: ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “potential”, “possible”, “would” and similar expressions. Such statements, based as they are on current expectations of management, inherently involve numerous risks, uncertainties and assumptions, known and unknown, many of which are beyond our control. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Without limiting the foregoing, forward-looking information in this news release includes, but is not limited to, statements about: developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, the Merger, the change of control of the Company that will result from the First Merger, the closing of the Merger (if at all) and the expected timing thereof, the reductions in the capital of the Company in connection with any distributions to the Company’s shareholders, including any InMed Legacy Transaction Distributions, the redomestication of the Company from British Columbia, Canada to the State of Nevada and the timing thereof, the reconstitution of the board of directors of the Company upon the completion of the Merger, the Mentari Therapeutics, Inc. 2026 Stock Incentive Plan, the Mentari Therapeutics, Inc. 2026 Employee Stock Purchase Plan, Merger-related compensation arrangements for the Company’s named executive officers, the appointment of Ernst & Young, LLP as the Company’s auditor for the ensuing year, the satisfaction or waiver of closing conditions under the Merger Agreement, and trading of the Company’s Common Shares on Nasdaq post-Consolidation.

Additionally, there are known and unknown risk factors which could cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. These risks and uncertainties include, but are not limited to, risks related to: the Merger may not be completed on the anticipated timeline or at all, the failure to satisfy the conditions to closing, the outcome of preclinical studies and clinical trials, regulatory approval processes, the combined company’s reliance on third parties, protection of intellectual property, the combined company’s need for substantial additional funding and Nasdaq’s effecting of the Consolidation and approval of the initial listing application of the combined company. Should one or more of these risks or uncertainties materialize, or should any of the Company’s, Mentari’s or the combined company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. A complete discussion of the risks and uncertainties facing the Company’s stand-alone business is disclosed in the Company’s Annual Report on Form 10-K, as may be updated from time to time by the Company’s Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission available at www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.